SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 2, 2001


                        TRIDON ENTERPRISES INCORPORATED
            (Exact name of registrant as specified in its charter)


            Colorado                                         13-3183646
   (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                     identification number)

   345 North Maple Drive,  Suite 281 Beverly Hills, CA      90210
  (Address of principal executive offices)                (Zip code)

              Registrant's telephone number, including area code:
                                (310) 276-6742


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)








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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


      (c) Exhibits:


    Exhibit No.               Description
    ----------                -----------
    99.1             Press Release issued by the Company on October 2, 2001


ITEM 9. REGULATION FD DISCLOSURE.


      On October 2, 2001, Tridon Enterprises Incorporated. (the "Company") issued a Press Release announcing the Company had entered into a preliminary agreement to acquire all operations of Alpha Spacecom. Reference is made to the information set forth in such Press Release which is attached hereto as Exhibit 99.1.


     Statements in the Press Release may constitute forward-looking statements made under the safe harbor provisions of the applicable securities acts and regulations, and as such are subject to numerous risks and uncertainties that could affect actual future results, including, but not limited to the uncertainty that any of the matters contained therein will happen and other risks as may be detailed from time to time in the Company's filings with the Securities and Exchange Commission. Thus, the actual results may differ materially from those contained in the Press Release.


      The information contained in the attached Press Release included in this Current Report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.


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



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 3, 2001

                                        TRIDON ENTERPRISES INCORPORATED



                                        By:  /s/ Brian T. Brick
                                           ---------------------------
                                           Name:  Brian T. Brick
                                           Title: President



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



                                 EXHIBIT INDEX



    Exhibit No.               Description
    ----------                -----------
    99.1             Press Release issued by the Company on October 2, 2001







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